Exhibit 10.05

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXECUTION VERSION

                   AMENDED AND RESTATED AFFILIATION AGREEMENT
                          FOR DTH SATELLITE EXHIBITION
                          OF CABLE NETWORK PROGRAMMING

                                  DIRECTV, INC.

                                       and

                      COLORADO SATELLITE BROADCASTING, INC.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

                   AMENDED AND RESTATED AFFILIATION AGREEMENT

                          FOR DTH SATELLITE EXHIBITION

                          OF CABLE NETWORK PROGRAMMING


         AGREEMENT, made as of this 24th day of September, 2007, by and between COLORADO SATELLITE BROADCASTING, INC., a Colorado corporation ("Programmer"), and DIRECTV, INC., a California corporation ("DIRECTV").

         WHEREAS:

                  A. DIRECTV and Programmer entered into a written agreement entitled Affiliation Agreement for DTH Satellite Exhibition of Cable Network Programming dated March 31, 2006 (the "Agreement") whereby Programmer granted DIRECTV the right to distribute adult programming television networks owned and operated by Programmer (individually the "Service," or collectively the "Services", as defined in Section 1.2.1 below) via the DTH Distribution System (as defined in Section 1.1.2 below) in the United States, its territories and possessions, including Puerto Rico (the "Territory") as restricted herein; and

                  B. The parties desire to amend various terms of the Agreement and herein restate the Agreement in its entirety.

         NOW, THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

         1.       Grant of Rights.

                  1.1      Distribution; Certain Definitions.

                           1.1.1 Programmer hereby grants to DIRECTV the
non-exclusive right to distribute the Services in the Territory via the DTH Distribution System to DIRECTV Subscribers (as defined in Section 1.1.2 below) during the Term (as defined in Section 6.1 below) hereof. DIRECTV shall have the right to use the names, titles or logos of the Services or any of its programs, or the names, voices, photographs, music, likenesses or biographies of any individual participant or performer in, or contributor to, any program or any variations thereof, subject to the warranties and restrictions set forth in this Agreement.

                           1.1.2 The term "DTH Distribution System" shall mean
the distribution system for video and other programming services whereby the programming satellite signal or feed is received from Programmer's Delivery Source (as defined in Section 1.3.3 below) by a DIRECTV turnaround earth-station facility which compresses and processes the signal or feed and then uplinks it to a DTH communications satellite (a "DTH Satellite") for transmission to DIRECTV Subscribers. DTH Distribution System shall also include any other method of distribution that DIRECTV currently and/or subsequently uses to deliver the

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



Services feed to DIRECTV Subscribers, including, without limitation, MMDS and terrestrial-based transmission infrastructures such as Internet protocol, fiber optic, twisted pairs and coaxial cable, provided that in connection with such delivery methods, DIRECTV complies with the following: (i) the end users to whom DIRECTV distributes the Services are DIRECTV Subscribers; (ii) the branding and packaging that is received by such DIRECTV Subscribers is substantially the same as the branding and packaging received by DIRECTV Subscribers that receive the Services via DIRECTV's direct to home satellites. "DIRECTV Subscribers" shall mean those customers (both residential and non-residential) authorized by DIRECTV to receive DTH service via the DTH Distribution System, excluding any customer who to DIRECTV's knowledge: (A) charges an admission fee, cover charge, minimum or the like; or (B) distributes all or any part of the Services to viewers who are not located in the same residence, dwelling unit, store, hospital room, hotel room or suite, motel room or suite, office or other singular facility occupied, owned, leased or otherwise controlled by the customer entitled to receive the Services.

                           1.1.3 If Programmer grants or has granted to any
other distributor that distributes a Service in the Territory the right to receive and distribute such Service(s) and/or any Segments (as defined in Section 1.2.1 below) of Service programming (as any such Segments appear on the Service(s)) or Programmer or an Affiliated Company (as defined in Section 8.1 below) distributes the Service(s) (or any portion thereof) itself via a "New Distribution Method" (as defined below), then Programmer will promptly notify DIRECTV thereof and make available to DIRECTV the right to receive and distribute such programming to DIRECTV Subscribers via such New Distribution Method under the same terms and conditions such rights were made available such other distributor directly in exchange for such rights, provided that if DIRECTV cannot reasonably satisfy such terms and conditions, Programmer shall offer DIRECTV comparable terms and conditions. "New Distribution Method" shall mean, with respect to any other distributor of a Service in the Territory, any distribution method, device, distribution technology or format (for example, distribution to hand-held devices, streamlining to a web site); provided that, in all events, the current distribution methods of cable television, telco (e.g., via Internet protocol or traditional fiber lines), direct to home satellite, SMATV and multipoint distribution service (all as currently utilized in the multichannel video distribution business) shall not be considered a New Distribution Method.

                           1.2 The Services.

                           1.2.1 The "Services" shall mean and consist of the
national feed (or, if Programmer uses multiple feeds for the Services, such other of such multiple feeds designated by DIRECTV) of the following 24-hour per day, 7-day per week programming services: (i) the programming service commonly known as "TEN*Clips", which shall consist of thematically organized [***] scenes which are sourced from various movies (each [***] minute segment shall contain up to [***] individual [***] scenes and shall in no instance show less than [***] scenes (collectively a "Segment")); (ii) the programming service commonly

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



known as "Juicy", which shall consist of Segments of thematically organized [***] scenes; and (iii) the programming service commonly known as "Real", which shall consist of a minimum of [***] unique programs per [***] and [***] unique programs per [***], including [***] channel premiers per [***] and [***] channel premiers per [***]. No program shall repeat for a minimum of [***] after its initial [***] run on Real or for a minimum of [***] after any subsequent [***] run. Furthermore, no program on Real shall repeat more than [***] during any given [***]. All programs on Real will employ a reality aspect or feel in which [***] scenes simulate [***] situations. TEN*Clips and Juicy each shall contain a minimum of [***] unique Segments per [***] ([***] unique Segments comprised of [***] unique [***] scenes per [***]). While [***] of Segments will be created during the Term, all Segments shall be [***] in that no Segment is ever [***] with the [***] scenes in the [***]. No Segment will ever [***] after its initial [***] run and no [***] scene will [***] for [***] after its initial [***] run or for a minimum of [***] after any subsequent [***] run. Furthermore, no Segment shall [***] more than [***] during any given [***]. Segments shall be no less than [***] in duration. The daily start time for Real is [***] and the daily start time for TEN*Clips and Juicy is [***]; provided that Programmer shall make commercially reasonable efforts to accommodate any request by DIRECTV to modify such start times. Notwithstanding the foregoing or the content limitations set forth herein, in the event that, during the Term, DIRECTV authorizes the exhibition via the DTH Distribution System of adult programming which contains or depicts acts set forth only in the [***] of Schedule I to Exhibit A ("[***] Programming"), then Programmer shall replace TEN*Clips with the programming service commonly known as "Xtsy", which shall consist of a mix of quality [***] adult feature programs (including [***],and [***]). Xtsy shall feature a minimum of [***] unique programs per [***] and [***] unique programs per [***]. Among the aforementioned unique programs, Xtsy shall feature [***] channel premiers per [***] and [***] channel premiers per [***] and which may contain [***] Programming. The start time for Xtsy is [***]. No program shall [***] for a minimum of [***] after its initial [***] run on Xtsy or for a minimum of [***] after any subsequent [***] run. Furthermore, no program on Xtsy shall [***] more than [***] during any given [***]. The Services shall be comprised of [***] adult programming depicting [***] and [***] situations and [***] among consenting adults. [***] programming shall not be exhibited on more than one Service during any [***] during the Term. Subject to the foregoing, the Services shall at all times be [***] to (or [***] than) the degree of explicitness of programming currently featured on competing adult services such as the services currently known as [***] and [***] (subject to the description and limitations in Exhibit A, as illustrated by the programming schedules in Exhibit C).

Notwithstanding the foregoing, upon [***] written notice to Programmer, DIRECTV shall have the sole option at any time during the Term to replace any one of the Services with any other programming service of the same edit standard (i.e., [***], or, as the case may be, [***]) distributed by Programmer in the Territory and to distribute such other service under the terms hereof. Programmer represents and warrants that the Services shall reflect adult content limited to the [***] version, as described in Exhibit A and Schedule I thereto, and, except as may be permitted in strict accordance herewith, shall not contain or depict

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



any acts set forth in the [***] of Schedule I to Exhibit A, or otherwise prohibited by Exhibit A. The Services shall not contain any paid programming, including, without limitation, infomercials, home shopping programming, fundraising or religious programming. Notwithstanding the foregoing, Programmer shall have the right to include Programmer's brand or trademark identification on the Services and to include promotional tags or spots solely for purposes of promoting upcoming programs on the Services (no more than [***] in each [***] segment of programming content); provided that in no case shall such tags or spots promote any programming service other than the Services. The Services shall be delivered to DIRECTV in their entirety, meaning that the programming on the Services, as received by any Service Subscriber at a given point in time, shall be the same as the programming that is received by all other subscribers to the Services at such point in time. If Programmer or an Affiliated Company (as defined in Section 8.1 hereof) distributes itself or provides (or offers) any other programming rights, including, without limitation, DVR push down, high definition, video-on-demand, interactive or gaming rights (including, without limitation, data and informational enhancements to the programming contained in or delivered along with the Services) to any other distributor of the Services in the Territory, then Programmer shall promptly offer to DIRECTV such rights upon terms and conditions that are no less favorable to DIRECTV than those provided to the Other Distributor; provided, however, that if such terms and conditions are not relevant to DIRECTV or DIRECTV is not reasonably capable of complying with such terms and conditions taking into consideration DIRECTV's business, including, without limitation, DIRECTV's technology and DIRECTV's national platform, then the parties shall negotiate comparable obligations, terms and conditions in good faith. The terms hereunder that cannot be reduced to an economic value shall be no less favorable to DIRECTV than such terms that are provided to Other Distributors.

                           1.2.2 All rights and title in and to the entire
contents of the Services, including, but not limited to, films and recordings thereof, title or titles, names, trademarks, concepts, stories, plots, incidents, ideas, formulas, formats, general content and any other literary, musical, artistic, or other creative material included therein shall, as between Programmer and DIRECTV, remain vested in Programmer.

                           1.2.3 DIRECTV is authorized to distribute the
Services using satellite master antenna television system (or similar system) ("SMATV") operators (including telephone companies and similar service providers) that serve multiple dwelling locations, master planned communities, multiple dwelling unit ("MDU") buildings or complexes or commercial or business establishments with multiple television viewing sites via such SMATV systems directly to end users within such buildings or establishments, subject to
Section 1.1.2 above.

                           1.2.4 Programmer shall not propose or impose upon
DIRECTV, nor shall DIRECTV be obligated to pay, any surcharge or other cost (other than the License Fees provided for in Section 2 hereof) for receipt and distribution of the Services.

                           1.3 Other Distribution Obligations. In addition, the
parties agree as follows:

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



                           1.3.1 Subject to Programmer's obligations hereunder
and DIRECTV's rights under Section 17, DIRECTV shall distribute the Services on a PPV basis as transmitted by Programmer, in its entirety, in the order and at the time transmitted by Programmer without any intentional and willful editing, delays, alterations, interruptions, deletions or additions (collectively, the "Alterations") excepting: (i) DIRECTV's electronic guides (including without limitation, any mosaic or similar guides), (ii) news bulletins and other public announcements as may be required by emergencies or applicable law; and (iii) a DIRECTV Subscriber's use of equipment, programming or other data supplied by DIRECTV or any third party to make Alterations to the Signal as viewed on a monitor/television screen. Programmer acknowledges that the DTH Distribution System requires and applies digital compression and encryption processes prior to transmission and decryption and decompression processes upon reception and agrees that such processing does not constitute an alteration and/or other modification of the Services. Programmer shall fully encrypt the satellite signals of the Services utilizing encryption technology commonly used in the satellite distribution industry.

                           1.3.2 Subject to the terms and conditions of this
Agreement, the terms and conditions upon which DIRECTV distributes the Services to DIRECTV Subscribers, including, without limitation, Service packaging and retail prices charged, shall be determined by DIRECTV in its sole discretion. DIRECTV shall offer the Services to DIRECTV Subscribers [***] or [***] and/or in a [***] (as defined in Section 3 of Exhibit B) on a [***] (each, a "PPV Offering"), in blocks of at least [***] each (or such other period as the parties shall agree), but not to exceed [***] each unless Programmer consents in writing, which consent shall not be unreasonably withheld (any such block of time, a "PPV Program").

                           1.3.3 Programmer shall, at its sole expense, deliver
the feeds of the Services from a U.S. domestic communications satellite in the Territory commonly used for transmission of television programming (or, at Programmer's option and expense, a fiber optic or other facility reasonably acceptable to DIRECTV) (the "Delivery Source") to either or both (as designated by DIRECTV) of DIRECTV's uplink and broadcast facilities currently located in Castle Rock, Colorado and Los Angeles, California (collectively, the "Broadcast Centers"). In connection with the foregoing, Programmer shall, at its sole cost and expense, provide DIRECTV with [***] receivers and decoders for the Services for each of the Broadcast Centers. Programmer shall have in place appropriate back-up procedures and process, or shall reserve back-up fiber links between Programmer's broadcast center and its satellite uplink center (VYVX), such that in the event of a failure of the first satellite or fiber link, delivery of the Services to DIRECTV shall be only minimally interrupted. The format of the backup feeds shall be the same format as the primary feeds of the Services. As of the Effective Date (defined in Section 6.1), the feeds of the Services shall be delivered from [***], transponder [***]. The delivery of all feeds hereunder shall be pursuant to the technical specifications set forth at Exhibit "C" hereto.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



                           1.3.4 Programmer and DIRECTV shall use their
respective commercially reasonable efforts to maintain for the Services a high quality of signal transmission in accordance with their respective technical standards and procedures. Programmer agrees to include closed-captioning and/or video description of the audio portion of the Services as delivered by Programmer to DIRECTV in a manner sufficient to allow DIRECTV to comply with any applicable closed-captioning and/or video description obligations as may be imposed upon DIRECTV or Programmer the rules and regulations of the Federal Communications Commission ("FCC") or other governmental body during the Term, as modified from time to time, and Programmer shall provide DIRECTV certificates of compliance in connection therewith with the above obligations on a [***] basis during the Term. Other than as required pursuant to the immediately preceding sentence, DIRECTV shall have no liability in connection with Programmer's failure to prepare, insert or include closed-captioning and/or video description in the Services as required by this Section 1.3.4. Accordingly Programmer shall indemnify, defend and hold harmless DIRECTV, as provided in Section 8 hereof, against and from any and all losses, liabilities, claims, costs (including without limitation, any costs of preparing and including closed-captioning and/or video description in the Services), damages and expenses, including without limitation, fines, forfeitures, attorneys' fees, disbursements and court or administrative costs, arising out of third party claims (including, without limitation, the action of any Governmental Authority, as such term is defined in
Section 5.2.10 below) as a result of Programmer's breach of this Section 1.3.4.

                           1.4 Program Guide. During the Term, Programmer, at
its sole cost and expense, shall provide the daily programming schedule for the Services to Tribune Media Service (or such other service designated by DIRECTV) in order that DIRECTV may access the program schedule for purposes on the on-screen program guide.

                           1.5 VBI. Programmer acknowledges that digitizing and
compressing of the signals of the Services (the "Signal") will result in changes to the Signal. As a consequence, the DTH Distribution System does not currently retransmit any data or information contained in the VBI of the Signals except line 21, fields 1 and 2, and only carries a single mono secondary audio program provided that such secondary audio is programmed twenty-four (24) hours per day/seven (7) days per week ("SAP"). Accordingly, in no event shall DIRECTV be obligated to transmit more than the primary video and a single stereo pair of primary audio programs to be associated with the Signal, a single mono SAP associated with the Signal, and line 21, fields 1 and 2 of the VBI. Programmer reserves and retains all rights in and to all signal distribution capacity contained within the bandwidth of the Signal, including without limitation, the VBI and audio subcarriers from its transmission point to the point of reception by DIRECTV. DIRECTV retains and reserves any and all rights in and to, and may use in its sole discretion, all distribution capacity contained within the bandwidth of the Signals, including, without limitation, the VBI and audio subcarriers, from the point of reception by DIRECTV to the DIRECTV Subscribers in the Territory. Programmer shall not have any rights to use any part of a DIRECTV Subscriber's return path for any reason whatsoever.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



                           1.6 Change of Satellite. In the event Programmer
either (i) changes the satellite to which the Services are transmitted to a satellite or other transmission medium not susceptible to viewing or utilization by DIRECTV's then-existing earth station equipment without affecting the receipt of the signals of any other programming or other services then received (or committed to be received) by such DIRECTV, (ii) changes the technology used by Programmer to encrypt the Services to a technology not compatible with DIRECTV's then-existing descrambling equipment, or (iii) compresses, digitizes or otherwise modifies the signal of the Services in such a manner that it cannot be received or utilized by DIRECTV, then DIRECTV shall have the right to discontinue carriage of the Services, immediately; provided that this right of discontinuance and deletion shall not apply to DIRECTV if Programmer agrees to promptly reimburse DIRECTV for (I) the cost to acquire and install equipment necessary for DIRECTV to receive the signal of the Services from such new satellite or other transmission medium, and/or (II) the cost to acquire and install equipment necessary for DIRECTV to descramble and/or utilize the signal of the Services; Programmer agrees to [***] provide DIRECTV with at least [***]) prior written notice of a satellite or technology change as set forth in subsections (i) through (iii) above.

                           1.7 On-Screen Logos. It is understood and agreed that
DIRECTV may superimpose a logo or "bug" in a corner of the screen identifying DIRECTV over the programming of the Services; provided however that DIRECTV's bug shall appear only intermittently during any portion of the Services, and provided further that DIRECTV shall not delete the Service's own promotion bug or its on-screen graphics.

         2. Reports and Payments.

                           2.1 Reports; Payments; Audit Rights. Within [***]
after the end of each [***] during the Term, DIRECTV shall furnish Programmer
(i) a statement containing a report of (A) the total number of [***] as of the last day of the relevant [***]; (B) the number of [***] (defined as the number of [***] for the Services authorized by DIRECTV for reception by DIRECTV Subscribers, net of any [***] and/or [***] subject to a [***] (as defined in Paragraph 2 of Exhibit "B")) for the relevant [***]; and (C) the total amount of [***] (as defined in Exhibit B, attached hereto, and made a part hereof) for the relevant [***] and (ii) payment of the License Fees for the relevant [***], calculated pursuant to Section 2.2 and Exhibit B. Programmer shall accord confidential treatment to any information contained in the aforementioned statement in accordance with Section 15. At Programmer's request, DIRECTV shall permit Programmer's independent representatives to review, during the Term (no more than [***]) and [***] after the end of the Term and on a one-time basis, such DIRECTV Subscriber records as required for the sole purpose of verifying such statements at reasonable times, upon reasonable advance written notice and during normal business hours at DIRECTV's offices. Any third party auditors

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



retained by Programmer shall be a certified public accountant and/or firm specializing in media audits that has no conflict with DIRECTV (subject to DIRECTV's reasonable approval). Such review shall be at Programmer's sole cost and expense, unless such review reveals an underpayment of more than [***] of License Fees due, in which case, DIRECTV shall reimburse Programmer the reasonable cost of such audit and shall promptly make payment of any fees due and owing, provided (I) DIRECTV does not have a bona fide dispute with the audit findings; and (II) such audit costs shall not exceed such underpayment. Such review shall be conducted during reasonable business hours and in such manner as not to interfere with DIRECTV's normal business activities and shall not continue for more than [***]. Programmer shall not have the right to examine or inquire into any matters or items which are embraced by or contained in any such statement after the expiration of [***] from and after the date of mailing of such statement, and such statement shall be final and conclusive upon Programmer upon the expiration of such [***] period notwithstanding that the matters or items embraced by or contained therein may later be contained or referred to in a cumulative statement pertaining to more than one accounting period. Such cumulative statement shall not be subject to audit by Programmer to the extent the material contained therein was first reflected on a statement submitted more than [***] prior to the date of mailing of such cumulative statement. Programmer shall be forever barred from maintaining or instituting any action or proceeding based upon, or in anyway relating to, any matters that are embraced by or reflected on any statement rendered hereunder, or the accuracy of any item appearing therein, unless written objection thereto shall have been delivered by Programmer to DIRECTV within [***] after the date of mailing of the statement on which such transaction or items was first reflected and unless such action or proceeding is commenced within [***] after delivery of such written objection. Programmer may not commence a new audit until all prior audits have been closed (i.e., after such closure is confirmed in writing by Programmer) and the results have been presented to DIRECTV. If Programmer shall audit DIRECTV's books and records, then Programmer shall, within [***] of the conclusion of such audit (i.e., after the auditors conclude the audit at DIRECTV's offices), inform DIRECTV in writing of any claim resulting therefrom (including a true copy of any third party audit), and, except for the claims set forth in such notice, all statements rendered by DIRECTV with respect to the period covered by such audit shall be conclusive and binding on the parties and not subject to further audit. The information derived from and the process of such review shall be subject to the confidentiality provisions of Section 15, and any third party auditor shall be required to acknowledge in writing its agreement to such confidentiality provisions.

                           2.2 License Fees. As full and complete compensation
for DIRECTV's right to distribute the Services, DIRECTV shall pay to Programmer, on a [***] basis, for each Service Subscriber receiving the Services from DIRECTV for such [***], a "License Fee" determined pursuant to Programmer's rate card for the Services set forth in Exhibit B hereto.

                           2.3 Late or Non-Payments. Any amounts that are not
subject to a bona fide dispute by DIRECTV and not paid by DIRECTV after (i) the date payment is due pursuant to the first sentence of Section 2.1 and (ii) [***]after DIRECTV's receipt of written notice from Programmer of such failure by DIRECTV, shall accrue interest at the rate of [***] per [***] or the maximum allowed by law, whichever shall be the lesser, from the date such amounts were due until they are paid.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



                           2.4 Most Favored Nation.

                           2.4.1 Programmer agrees that if, at any time during
the Term (or any portion thereof), Programmer distributes or Programmer allows (including, without limitation, by way of agreements that Programmer previously entered into) or offers to allow any other distributor to distribute a Service (or any Segment contained in a Service) in the Territory or in any portion thereof by any technology whatsoever at a net effective rate per Service subscriber that is lower than the net effective rate per "Service Subscriber" (defined as a DIRECTV Subscriber authorized by Affiliate to receive the Services) charged to DIRECTV hereunder ("Favored Fees"), then Programmer shall promptly notify DIRECTV in writing of such Favored Fees and DIRECTV shall be immediately entitled to incorporate into this Agreement the Favored Fees effective as of the first day on which Programmer first allows or makes the offer to allow such other distributor to distribute the Service(s) in exchange for the Favored Fees (and for so long as such Favored Fees are available to such other distributor). Nothing in the preceding sentence shall require DIRECTV to incorporate the Favored Fees into this Agreement. Notwithstanding anything to the contrary herein, if the Favored Fees contain such obligations, terms and conditions that are not relevant to DIRECTV or DIRECTV is not reasonably capable of complying with such terms and conditions taking into consideration DIRECTV's business, including, without limitation, DIRECTV's technology and DIRECTV's national platform, then Programmer shall provide DIRECTV with comparable obligations, terms and conditions. In determining net effective rates, all direct and indirect economic outlays in connection with or related to carriage of the Service(s) shall be considered, whether embodied in an agreement relating to the Service(s) or otherwise (e.g., side letters or commitments such as advertising purchases), including, without limitation, discounts, credits, commissions, rebates, revenue sharing, channel position fees, advertising purchases, launch or marketing support, or other adjustments of any kind, or other goods or services offered by such other distributor. In determining net effective rates, actual numbers of Service Subscribers shall be used. In no event shall DIRECTV be required to incorporate the following as a condition to incorporating the Favored Fees: (i) the other distributor's term hereunder (however, DIRECTV may, in its sole discretion, elect to have the same Term as provided to the other distributor); (ii) less favorable penetration, packaging or subscriber benchmark requirements; (iii) launch of additional services, programs or networks; (iv) a requirement that is designed or intended to, or that operates to, frustrate or interfere with, or otherwise have the effect of discriminating against DIRECTV or frustrating or circumventing the application of this Section 2.4 and DIRECTV's ability to receive any Favored Fees; or (v) a condition that is not specifically conditioned and directly related and indivisible from any Favored Fees.

                           2.4.2 At DIRECTV's election, Programmer shall (i)
permit DIRECTV's independent representatives to review, during the Term (no more than [***]) and for[***], such Programmer records as required for the sole purpose of verifying Programmer's compliance with the terms of Section 2.4, at reasonable times, upon reasonable advance written notice and during normal business hours at Programmer's offices, or (ii) provide to DIRECTV an annual statement, certified by Programmer's chief financial officer, certifying

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



compliance with the provisions of Section 2.4. Such review shall be at DIRECTV's sole cost and expense, unless such review reveals an overpayment by DIRECTV of more than [***], in which case, Programmer shall promptly reimburse DIRECTV for the reasonable cost of such audit and shall promptly make payment of any monies due and owing, provided (A) Programmer does not have a bona fide dispute with the audit findings; and (B) such audit costs shall not exceed such overpayment. The information derived from and the process of such review shall be subject to the confidentiality provisions of Section 15, and any third party auditor shall be required to acknowledge in writing its agreement to such confidentiality provisions.

         3. Advertising.

         Subject to Section 1.2.1 above, Programmer hereby represents and warrants that the Services shall not contain any advertising, direct sales or infomercials during the Term; provided, however, that Programmer shall have the right to include [***] on the Services [***] in [***]of programming; and provided further that [***]of programming on the Services shall include [***] separate [***]that may be covered by DIRECTV via the [***] (including, without limitation, [***] for any or all [***] services distributed by DIRECTV) (such available [***] defined as "Avails"). Subject to the foregoing, under no circumstances may such [***] promote any form of [***], including but not limited to: [***]. The Avails provided by Programmer to DIRECTV shall be no less favorable (in terms of the [***] of the Avails and so forth) than those provided to any other distributor of the Services. Programmer shall properly [***] all Avails to enable DIRECTV to [***].

         4. Marketing and Promotion.

         In addition to other rights granted herein, Programmer hereby grants to DIRECTV, during the Term and in the Territory only, the following rights, but not the obligation, to be exercised by DIRECTV in its sole discretion with respect to its marketing of the Services: (i) the right to use any and all marketing materials reasonably requested from Programmer by DIRECTV (which materials shall be provided at [***] to DIRECTV) for the purpose of marketing the Services; (ii) the right to manufacture and produce its own marketing materials, subject to the prior approval of Programmer, such approval not to be unreasonably withheld or delayed; and (iii) the right to use the names, voices, music, recordings, images, and likenesses of any and all performers in and other persons related to the Services, and the right to use Programmer's name and logo to market the Services without the [***] of [***] or of any [***] whatsoever. Programmer shall promote DIRECTV's carriage of the Services [***] as it promotes

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



the carriage of the Services by any other [***] (including, without limitation, the [***] and [***]); provided, however, that Programmer shall provide DIRECTV with prior written notification of any [***] of DIRECTV's [***] of the Services by Programmer, and any such [***] shall be subject to DIRECTV's prior approval. Notwithstanding the foregoing, DIRECTV may cease marketing and promoting the Services if DIRECTV, in its absolute sole determination, reasonably believes that marketing or promoting the Services may be politically harmful to DIRECTV or its Affiliated Companies or adversely affect the corporate image that DIRECTV or its Affiliated Companies desires to maintain at such time. In the event that DIRECTV, in its sole discretion, elects to undertake a [***] on behalf of the Services, DIRECTV shall furnish a [***] and [***] to Programmer, and Programmer and DIRECTV shall work in good faith to jointly implement such plan.

         5. Representations, Warranties and Covenants.

                  5.1 By DIRECTV. DIRECTV warrants, represents and covenants to Programmer that it:

                           5.1.1 is in compliance with and will comply with all
material Laws (as defined below) with respect to its rights and obligations under this Agreement, including without limitation, all relevant provisions of the Cable Television Consumer Protection and Competition Act of 1992 (as may be amended and any successor, replacement or similar Law or statute) and any and all regulations issued pursuant thereto (as used herein, "Law" shall mean any FCC and any other governmental (whether international, federal, state, municipal or otherwise) statute, law, rule, regulation, ordinance, code, directive or order, including without limitation, any court order);

                           5.1.2 has the power and authority to enter into this
Agreement and to fully perform its obligations hereunder;

                           5.1.3 shall distribute the Services in the Territory
in accordance with and subject to the terms and conditions set forth in this Agreement;

                           5.1.4 shall, except as otherwise set forth herein,
(A) arrange and pay for reception of the Services (excluding any authorization fees) from the U.S. domestic communications satellite from time-to-time designated by Programmer to DIRECTV with DIRECTV's approval of such designation; and (B) acquire and maintain, at DIRECTV's sole expense, any equipment, including, without limitation, backup or reserve descramblers, which may be necessary to decode and unscramble the signal(s) for the Services;

                           5.1.5 shall not, without Programmer's consent,
knowingly authorize or cause or knowingly permit any portion of the Services to be recorded, duplicated, cablecast, exhibited or otherwise used (except on a videocassette recorder or other home or personal recording device for private, noncommercial use) for any purpose other than for distribution by DIRECTV at the time the same is made available;

                           5.1.6 shall not, without Programmer's prior written
approval, use the names, titles or logos of the Services or any of its programs, or the names, voices, photographs, likenesses or biographies of any individual participant or performer in, or contributor to, any program or any variations thereof, for any purpose other than in material intended to advise DIRECTV

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



Subscribers or potential DIRECTV Subscribers of the availability and scheduling of the Services or as a channel identifier. The restrictions set forth in this
Section 5.1.6 shall apply only to the extent they are applied by Programmer uniformly with respect to all of its distributors of the Services, and shall not apply if DIRECTV has received a valid authorization from a third party for any of the uses described in this Section 5.1.6;

                           5.1.7 has obtained, and shall maintain in full force
during the Term hereof, such federal, state and local authorizations as are material and necessary to operate the business it is conducting in connection with its rights and obligations under this Agreement; and

                           5.1.8 the obligations created by this Agreement, in
so far as they purport to be binding on DIRECTV, constitute legal, valid and binding obligations of DIRECTV enforceable in accordance with their terms.

                  5.2 By Programmer. Programmer warrants, represents and covenants to DIRECTV that:

                           5.2.1 to its best knowledge after diligent review and
receipt of advice of counsel with respect hereto, it is in compliance with and will throughout the Term continue to comply with all Laws applicable to, or with respect to, the Services and the provision of the Services to DIRECTV, and Programmer's rights and obligations under this Agreement with respect to the Services and Programmer's obligations hereunder, including without limitation, FCC rules and regulations governing the Services, if any, all relevant provisions of the Cable Television Consumer Protection and Competition Act of 1992, and the Communications Act of 1934, the effective portions of the Communications Decency Act of 1996 (as any or all may be amended and any successor, replacement or similar Laws) and any regulations promulgated under any applicable law or any of the foregoing;

                           5.2.2 it has the power and authority to enter into
this Agreement and to fully perform its obligations hereunder and once executed this Agreement shall constitute a valid and binding agreement of Programmer enforceable in accordance with its terms;

                           5.2.3 the general quality and quantity of programming
on the Services shall not materially change from that existing as of the date of this Agreement, and the genre of programming shall not materially change from that described in Section 1.2.1 and existing on the date of this Agreement;

                           5.2.4 it has obtained, and shall maintain in full
force during the Term hereof, such federal, state and local authorizations as are material and necessary to operate the business it is conducting in connection with its rights and obligations under this Agreement;

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



                           5.2.5 it has secured and shall maintain in full force
during the Term hereof all rights necessary for DIRECTV to use and enjoy its rights in connection with its distribution of the Services and all programming provided as part thereof, as a whole or in parts, as PPV Offerings in the Territory, including, without limitation, obtaining or all necessary trademarks, copyrights, licenses and any and all other proprietary intellectual property and other use rights necessary in connection with, and for DIRECTV's distribution of, the Services (including without limitation, the right to use the names, titles or logos of the Services or any of its programs, the promotional materials supplied or approved by Programmer, the names, voices, photographs, music, likenesses or biographies of any individual participant or performer in, or contributor to, any program or any variations thereof) and to perform its obligations hereunder and grant the rights granted pursuant to Section 1;

                           5.2.6 it shall not, without DIRECTVs prior written
approval, use the name or logo for "DIRECTV" or any other works owned or controlled by DIRECTV (and its related companies);

                           5.2.7 as of the date hereof, the programming on the
Services consists of and during the Term hereof such programming shall consist of, that programming described in Section 1.2.1;

                           5.2.8 there are no (and it covenants that it shall
not enter into directly or indirectly, allow or otherwise permit any) affiliation, distribution or any other agreements, whether written or oral, granting to distributors and/or any other third party, person or entity any form or type of exclusive or other rights that would limit or restrict in any way DIRECTV's rights to distribute the Services in the Territory;

                           5.2.9 the obligations created by this Agreement, in
so far as they purport to be binding on Programmer constitute legal, valid and binding obligations of Programmer enforceable in accordance with their terms;

                           5.2.10 it has not (and none of its principals or
Affiliated Companies have) been convicted for the criminal violation of, and/or has not been found by the FCC or other federal, state or local governmental authority with appropriate jurisdiction (collectively, the "Governmental Authority") to have violated, any federal, state or local law or regulation as applicable concerning illegal, indecent or obscene material or the transmission thereof (the "Obscenity Laws"), and Programmer is not currently aware of any pending investigation (including, without limitation, a grand jury investigation) involving the Services (or any content included in the Services) or any pending proceeding against Programmer (or any of its principals or Affiliated Companies) for the violation of any Obscenity Laws;

                           5.2.11 it will notify DIRECTV as soon as possible,
but in no event later than the close of business on the same Business Day upon which Programmer receives notice of, or becomes aware of, any pending investigation by any Governmental Authority, or any pending criminal proceeding

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



against Programmer (or any of its principals or Affiliated Companies), which investigation or proceeding concerns distribution of the Services or programming in the Services, including without limitation, investigations and/or proceedings concerning potential violations of Obscenity Laws. For purposes of this Section 5(2)(11), Programmer shall be deemed to be aware of any such investigation or proceeding if any of the directors, officers, outside attorneys or employees of managerial status of Programmer or an Affiliated Company has received any communication about or otherwise becomes aware of any such investigation or proceeding;

                           5.2.12 the Services, and all programming provided as
part thereof, Programmer provides DIRECTV hereunder (A) is not intended to be obscene and, to the best of Programmer's knowledge after diligent review, would not be found to be obscene in any jurisdiction in the Territory, and (B) complies with and, at all times that this Agreement is in effect, shall comply with the description and associated restrictions set forth in the definition of "Service" and "Services" in Section 1.2.1, Exhibit A and Schedule I thereto, including, without limitation, Programmer represents and warrants that the Services shall reflect adult content limited to the [***] type, as described in
Schedule I, and, except as may be expressly permitted in accordance herewith, shall under no circumstances contain or depict any acts set forth in the [***] thereof;

                           5.2.13 to its best knowledge after diligent review
and receipt of advice of legal counsel with experience in such matters, it is in compliance with and will throughout the Term continue to comply with 18 USC 2257 or 28 CFR 75 or any successor legislation or code. Programmer has prepared, maintained and executed, and at all times during the Term and for a period of seven (7) years thereafter shall, prepare, maintain and execute any documents or records, and provide Affiliate with copies of any documents or records which are required by Title 18, U.S.C. ss. 2257, as amended, and/or the associated regulations found at 28 C.F.R. 75.1 et. seq., as amended, and/or any successor statute or regulation ("Section 2257"). Programmer warrants and represents that it is in possession of such documents and records, and maintains them in accordance with Section 2257. Programmer agrees to appoint a "record custodian" as required under Section 2257, and will keep DIRECTV apprised of the physical address where all required records are compiled and maintained pursuant to
Section 2257, along with the name of the records custodian. Programmer will display a conspicuous disclosure statement on all depictions of `actual sexually explicit conduct' contained in the Services as required by Section 2257, which statement identifies the records custodian for the content and describes the physical location where the records relating to the content may be inspected as required under applicable law. If required by law, Programmer will be identified as a "primary producer" in any and all disclosure statements associated with the Services pursuant to Section 2257. Programmer further agrees to cooperate with DIRECTV in connection with any inspections or government inquiries initiated pursuant to Section 2257. DIRECTV shall have the right to inspect such documents and records at any time during regular business hours at Programmer's location for maintaining the records with five (5) business days' prior written notice from DIRECTV; and

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



                           5.2.14 as of date hereof, it is in compliance with
the most favored nations provision set forth in Section 2.4 hereof.

         6. Term; Termination.

                  6.1 Term; Extension. The term of this Agreement shall be for the period commencing on October 15, 2007 (the "Effective Date") and continuing through October 14, 2009 (the "Term"). [***]

                  6.2 Termination for Breach, Bankruptcy; Discontinuance of Business. In addition to any other rights or remedies, in equity or at law, this Agreement may be terminated by either party (the "Affected Party"), in its discretion, at any time after any of the following occurrences, except as provided in this Agreement, with respect to the other party (the "Other Party"):

                           6.2.1 the failure by the Other Party, its successors
or assigns to perform any material obligation hereunder which is not cured within thirty (30) days after receipt of written notice thereof from the Affected Party or as to which reasonable steps to cure have not been commenced within such period (or are not thereafter diligently pursued and completed within an additional thirty (30) days);

                           6.2.2 the filing of a petition in bankruptcy or for
reorganization by or against the Other Party under any bankruptcy act; the assignment by the Other Party for the benefit of its creditors, or the appointment of a receiver, trustee, liquidator or custodian for all or a substantial part of the Other Party's property, and the order of appointment is not vacated within thirty (30) days; or the assignment or encumbrance by the Other Party of this Agreement contrary to the terms hereof; or

                           6.2.3 if DIRECTV discontinues operation of the DTH
Distribution System, or Programmer discontinues operation and distribution of the Services. Neither party shall have any further liability to the other, other than as set forth in Section 6.6 below, for the discontinuance of the DTH Distribution System or the Services, as the case may be; provided that such discontinuance is not in connection with, and does not arise from, DIRECTV's or Programmer's breach of this Agreement.

                  6.3 Termination of Agreement by DIRECTV. In addition to any other rights or remedies, in equity or at law, DIRECTV may terminate this Agreement upon thirty (30) days' prior written notice to Programmer:

                           6.3.1 if at any time the general quality and quantity
of programming on the Services materially changes from that existing as of the date of this Agreement, or the genre of programming materially changes from that described in Section 1.2.1 and existing on the date of this Agreement, as determined by DIRECTV in its sole discretion; [***];

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



                           6.3.2 in the event of a Programmer Transfer (as
defined below) other than (A) with DIRECTV's prior written consent to the assignment of this Agreement to a new entity, which consent shall not be unreasonably withheld, (B) as the result of a merger into or sale or transfer directly or indirectly to a wholly-owned subsidiary, (C) or a transfer of a percentage of the assets or stock ownership of Programmer or the Services where Programmer retains ownership of at least fifty percent (50%) of the assets or stock thereof. "Programmer Transfer" shall mean a change in the ownership of Programmer (or the parent of Programmer) or any transfer, conveyance, exclusive license, transfer or disposition of all or substantially all of the assets or business of Programmer (or the parent of Programmer), whether by operation of law or otherwise, the result of which is that a new entity, person or group of persons, directly or indirectly, has the ability (A) to elect or control the votes of the majority of the board of directors or other governing body of Programmer (or the parent of Programmer), (B) to control more than 50% of the voting interests of Programmer (or the parent of Programmer), or (C) to direct or cause the direction of the general management and policies of Programmer (or the parent of Programmer).

                  6.4 Termination of Services by DIRECTV. [***] DIRECTV shall have the right, in its sole discretion, to discontinue carriage of such Service(s) in accordance with the following: if Programmer receives written notice from DIRECTV [***]. If Programmer has not [***] within thirty (30) days of receiving [***] Notice, DIRECTV shall thereafter have the right to discontinue carriage of the applicable Service(s) upon thirty (30) days' written notice to Programmer.

                  6.5 Offsets. Without limiting any other remedies available to it under this Agreement, by law or at equity and, notwithstanding anything to the contrary herein, DIRECTV shall have the right [***] to withhold and reserve from any monies whatsoever payable to Programmer or its designee hereunder, sums reasonably sufficient to secure DIRECTV from and against Programmer's material breach of any of its obligations under this Agreement [***].

                  6.6 Force Majeure. Notwithstanding any other provision in this Agreement, neither Programmer nor DIRECTV shall have any liability to the other or any other person or entity with respect to any failure of Programmer or DIRECTV, as the case may be, to transmit or distribute the Services or perform its obligations hereunder if such failure is due to any failure or degradation in performance of the Delivery Source or the DTH Satellite(s) or transponders on such satellites (as applicable) or of the DTH Distribution System (in which case, DIRECTV shall be excused from its distribution obligations under this Agreement), or of any scrambling/descrambling equipment or any other equipment owned or maintained by others (including, without limitation, DIRECTV's automated billing and authorization system), any failure at the origination and uplinking center used by Programmer or DIRECTV, any labor dispute, fire, flood, riot, legal enactment, government regulation, Act of God, or any cause beyond the reasonable control of Programmer or DIRECTV, as the case may be (a "Force Majeure"), and such non-performance shall be excused for the period of time such

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



failure(s) causes such non-performance; provided, however, that if DIRECTV determines in its sole discretion that it is commercially or technically unfeasible to cure a Force Majeure with respect to the DTH Distribution System or DTH Satellite and so notifies Programmer, then either party may terminate this Agreement effective upon written notice to the other party. The parties acknowledge and agree that although the Services may at any given time be uplinked to only one of several DTH Satellites, failure or degradation in any of such DTH Satellites may require DIRECTV to reduce the number of programming services available for allocation among all of the DTH Satellites, with such reduction including, without limitation, curtailment or termination of the distribution of the Services by DIRECTV, at DIRECTV's sole discretion. Accordingly, Programmer further acknowledges and agrees that the provisions set forth in the first sentence of this Section 6.6 shall apply and shall exculpate DIRECTV and excuse the performance of DIRECTV hereunder in the event of a failure or degradation of any of the DTH Satellites or the transponders on any such satellites, regardless of whether the satellite to which the Services are uplinked at the time of such failure or degradation is itself the subject of such failure or degradation.

                  6.7 Survival. Termination of this Agreement pursuant to this
Section 6 shall not relieve either party of any of its liabilities or obligations under this Agreement, including without limitation those set forth below in Section 8, which shall have accrued on or prior to the date of such termination.

         7. Separate Entities. No officer, employee, agent, servant or independent contractor of either party hereto or their respective subsidiaries or DIRECTVs shall at any time be deemed to be an employee, servant or agent of the other party for any purpose whatsoever, and the parties shall use commercially reasonable efforts to prevent any such misrepresentation. Nothing in this Agreement shall be deemed to create any joint venture, partnership or principal-agent relationship between Programmer and DIRECTV, and neither shall hold itself out in its advertising or in any other manner which would indicate any such relationship with the other.

         8. Indemnification; Limitation of Liability; Insurance.

                  8.1 By Programmer. Programmer shall indemnify, defend and hold harmless each of DIRECTV, its Affiliated Companies (as defined below), DIRECTV's contractors, subcontractors and authorized distributors and the directors, officers, employees and agents of DIRECTV, such Affiliated Companies and such contractors, subcontractors and distributors (collectively, the "DIRECTV Indemnitees") from, against and with respect to any and all claims, damages, liabilities, costs and expenses (including reasonable attorneys' and expert's fees) incurred in connection with any third party claim (including, without limitation, a claim by any Governmental Authority) against any of the DIRECTV Indemnitees arising out of (i) Programmer's breach or alleged breach of any provision of this Agreement, (ii) any content contained in the Services, (iii) the distribution or cablecast of any programming of the Services which violates

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



or requires payment for use or performance of any copyright, right of privacy or literary, music performance or dramatic right, (iv) Programmer's advertising and marketing of the Services, and/or (v) any other materials, including advertising or promotional copy, supplied or permitted by Programmer. In addition, Programmer shall pay and hold the DIRECTV Indemnitees harmless from any federal, state, or local taxes or fees which are based upon revenues derived by, or the operations of, Programmer. As used in this Agreement, "Affiliated Company(ies)" shall mean, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control (i.e., the power to direct affairs by reason of ownership of voting stock, by contract or otherwise) with such person or entity and any member, director, officer or employee of such person or entity.

                  8.2 By DIRECTV. DIRECTV shall indemnify and hold harmless each of Programmer, its Affiliated Companies, Programmer's contractors, subcontractors and authorized distributors, each supplier to Programmer of any portion of the Services hereunder and each participant therein and the directors, officers, employees and agents of Programmer, such Affiliated Companies, such contractors, subcontractors and distributors and such suppliers and participants therein (collectively, the "Programmer Indemnitees") from, against and with respect to any and all claims, damages, liabilities, costs and expenses (including reasonable attorneys' and experts' fees) incurred in connection with any third party claim (including, without limitation, a claim by any Governmental Authority) against the Programmer Indemnitees arising out of
(i) DIRECTV's breach or alleged breach of any provision of this Agreement, (ii) the distribution by DIRECTV of the Services (except with respect to claims relating to the content of the Services for which Programmer is solely responsible pursuant to Section 8.1(ii) and Section 8.1(iii)), (iii) DIRECTV's advertising and marketing of the Services (except with respect to such advertising and marketing materials or content supplied or approved by Programmer), and (iv) any other materials, including advertising or promotional copy, supplied by DIRECTV. In addition, DIRECTV shall pay and hold Programmer harmless from any federal, state, or local taxes or fees, including any fees payable to local franchising authorities, which are based upon revenues derived by, or the operations of, DIRECTV.

                  8.3 Survival. Termination of this Agreement shall not affect the continuing obligations of each of the parties hereto as indemnitors hereunder. The party wishing to assert its rights set forth in this Section 8 shall promptly notify the other of any claim or legal proceeding with respect to which such party is asserting such right. Upon the written request of an indemnitee, the indemnitor will (1) assume the sole control of the defense and settlement of any claim, demand or action against such indemnitee and/or (2) allow the indemnitee to participate in the defense thereof, such participation to be at the expense of the indemnitee. Settlement by the indemnitee without the indemnitor's prior written consent shall release the indemnitor from the indemnity as to the claim, demand or action so settled.

                  8.4 NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS
AGREEMENT:

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



                           8.4.1 IN NO EVENT SHALL ANY PARTY BE LIABLE FOR ANY
INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER FORESEEABLE OR NOT, OCCASIONED BY ANY FAILURE TO PERFORM OR THE BREACH OF ANY OBLIGATION UNDER THIS AGREEMENT FOR ANY CAUSE WHATSOEVER, WHETHER BASED ON NEGLIGENCE.

                           8.4.2 IN NO EVENT SHALL ANY PROJECTIONS, FORECASTS,
ESTIMATIONS OF SALES AND/OR MARKET SHARE OR EXPECTED PROFITS, OR OTHER ESTIMATIONS OR PROJECTIONS BY PROGRAMMER OR DIRECTV OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES, REGARDING OR RELATED TO PROGRAMMER'S OR DIRECTV'S DTH BUSINESS BE BINDING AS COMMITMENTS OR, IN ANY WAY, PROMISES BY PROGRAMMER OR DIRECTV.

                  8.5. Insurance. Without limiting Programmer's representations, warranties and indemnification obligations under this Agreement, Programmer shall secure, at its sole cost and expense, the insurance policy (the "Insurance" and/or the "Policy" set forth in this paragraph. Programmer shall obtain a media/professional liability insurance policy covering Programmer's distribution of the Services during the Term (including the distribution by DIRECTV authorized under this Agreement) and for one (1) year thereafter in the minimum amount of [***] dollars ([***]) per claim and [***] dollars ([***]) in the aggregate, with a deductible of not greater than [***] dollars ([***]). The Policy shall be in form and substance reasonably acceptable to DIRECTV, and shall name DIRECTV (and those "Affiliates" (defined below) identified by DIRECTV) as insureds thereon. The Insurance shall contain an endorsement that negates the "other insurance" claims in the Policy, and shall contain a statement that the insurance being provided therein is primary. For purposes of this Agreement, "Affiliate" shall mean any corporation or other person or entity controlling, or controlled by, or under common control with a party or third person, as the case may be. Programmer shall provide DIRECTV and those Affiliates identified by DIRECTV with a certificate evidencing the Insurance required by this paragraph on or before the Services Commencement Date. Programmer shall ensure that DIRECTV is notified in writing thirty (30) days in advance of any actual or proposed change to such insurance, and no such change (and no such Insurance, nor DIRECTV's failure to disapprove of or object to the lack thereof) shall diminish Programmer's obligations under this Agreement.

         9. Notices. Except as set forth below, all notices hereunder shall be in writing and delivered by hand or sent by certified mail, postage prepaid and return receipt requested, fax, or by an overnight delivery service to the receiving party at its address set forth above or as otherwise designated by written notice. Notice to Programmer shall be provided as follows:

Colorado Satellite Broadcasting, Inc.
7007 Winchester Circle, Suite 200
Boulder, CO 80301

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



Attention:  Ken Boenish, President
Fax:  (303) 527-2872
cc:  General Counsel
Fax: (303) 527-2872

Notice to DIRECTV shall be provided as follows:

DIRECTV, Inc.
2230 East Imperial Highway
El Segundo, California 90245
Attention:  Senior Vice President, Programming
Fax:  (310) 964-5416
cc:  Executive Vice President and General Counsel
Fax:  (310) 964-4991

Notice given by hand shall be considered to have been given on the date delivered or, if delivery is refused, as of the date presented. Notice given by mail shall be considered to have been given five (5) days after the date of mailing, postage prepaid certified (return receipt requested). Notice given by facsimile machine shall be considered to have been given on the date receipt thereof is electronically acknowledged. Notice given by an overnight delivery service shall be considered to have been given on the next business day.

         10. Waiver. The failure of any party to insist upon strict performance of any provision of this Agreement shall not be construed as a waiver of any subsequent breach of the same or similar nature. Subject to Section 8.4 above, all rights and remedies reserved to either party shall be cumulative and shall not be in limitation of any other right or remedy which such party may have at law or in equity.

         11. Binding Agreement; Assignment. Subject to DIRECTV's rights under
Section 6.3.2, this Agreement shall be binding upon the parties hereto and their respective successors and assigns, except that it may not be assigned by transfer, by operation of law or otherwise, without the prior written consent of the non-transferring party, which shall not be unreasonably withheld; provided, however, that DIRECTV may assign its rights and obligations under this Agreement, in whole or in part (including without limitation, DIRECTV's right to distribute the Services) (i) to an Affiliated Company or to a successor entity to DIRECTV's DTH business; (ii) to a third party as part of preparing to go or going public or as part of a merger, consolidation or sale of all substantially all of the assets of DIRECTV or (iii) to a third party, provided DIRECTV remains primarily liable for the performance of such third party's obligations hereunder.

         12. Laws of California. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be fully performed therein by residents of the State of California, except to the extent that the parties' respective rights and obligations are subject to mandatory local, State and Federal laws or

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



regulations. The parties hereby agree that the jurisdiction of, or the venue of, any action brought by either party shall be in a state or federal district court sitting in the Los Angeles, California and both parties hereby agree to waive any right to contest such jurisdiction and venue.

         13. Entire Agreement and Section Headings. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements, or understandings relating to the subject matter hereof. This Agreement shall not be modified other than in a writing, signed by each of the parties hereto. The section headings hereof are for the convenience of the parties only and shall not be given any legal effect or otherwise affect the interpretation of this Agreement.

         14. Severability. The parties agree that each provision of this Agreement shall be construed as separable and divisible from every other provision and that the enforceability of any one provision shall not limit the enforceability, in whole or in part, of any other provision hereof. In the event that a court of competent jurisdiction determines that a restriction contained in this Agreement shall be unenforceable because of the extent of time or geography, such restriction shall be deemed amended to conform to such extent of time and/or geography as such court shall deem reasonable.

         15. Confidentiality.

                  15.1 The parties agree that they and their employees have maintained and will maintain, in confidence, the terms and provisions of this Agreement, as well as all data, summaries, reports, proprietary information, trade secrets and information of all kinds, whether oral or written, acquired or devised or developed in any manner from the other party's personnel or files (the "Confidential Information"), and that they have not and will not reveal the same to any persons not employed by the other party except: (i) (A) by mutual agreement; (B) to the extent necessary to comply with the law (including SEC reporting requirements) or the valid order of a court of competent jurisdiction, in which event the disclosing party shall so notify the other party as promptly as practicable (and, if possible, prior to making any disclosure) and shall seek confidential treatment of such information, or in connection with any arbitration proceeding; (C) as part of its normal reporting or review procedure to its parent company, its auditors and its attorneys, and such parent company, auditors and attorneys agree to be bound by the provisions of this Section 15;
(D) in order to enforce any of its rights pursuant to this Agreement; or (E) in the case of DIRECTV, to the NRTC, potential investors, insurers, financing entities or any entity engaged in DIRECTV's DBS business; provided, however, that such person described above agrees to be bound by the provisions of this
Section 15; or (ii)(A) at the time of disclosure to the recipient the Confidential Information is in the public domain; or (B) after disclosure to the recipient the Confidential Information becomes part of the public domain by written publication through no fault of the recipient. During the Term, neither party shall issue an independent press release with respect to this Agreement or

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



the transactions contemplated hereby without the prior written consent of the other party. Breach of this last sentence shall be deemed a material breach of this Agreement.

                  15.2 Notwithstanding Section 15.1, Programmer specifically acknowledges and agrees that any lists of DIRECTV's customers or users, and all information related to such customers and users, is confidential and proprietary information of DIRECTV and cannot be disclosed by Programmer or used by Programmer for any purpose or use whatsoever, other than for its review at DIRECTV's offices as part of Programmer's audit rights hereunder to determine if Programmer has been paid the License Fees due to it by DIRECTV. Also notwithstanding Section 15.1, Programmer further acknowledges and agrees that under no circumstances will it in any way: disclose information (whether personally identifiable or not) to any third party regarding DIRECTV's customers or users or engage in any direct mailing or telephone solicitation which DIRECTV's customers or users do not previously and expressly approve (whether orally or in writing) or previously and expressly request (whether orally or in writing), or which DIRECTV does not previously and expressly approve in writing in DIRECTV's sole discretion.


         16. Inadequacy of Money Damages. Programmer and DIRECTV hereby acknowledge and agree that DIRECTV's distribution and marketing of the Services pursuant to the terms and conditions contained herein are of the essence of this Agreement. DIRECTV further acknowledges and agrees that such carriage and marketing requirements, subject to Force Majeure and other conditions of this Agreement, are special and unique, and that Programmer may not be adequately compensated by the payment of money damages in the event that DIRECTV failed to comply with any of such requirements. Programmer acknowledges and agrees that the grant of rights to DIRECTV hereunder are special and unique, and that DIRECTV may not be adequately compensated by the payment of money damages in the event that Programmer failed to comply with any of its obligations under this Agreement, including without limitation, providing access to any Service programming to DIRECTV, as required hereunder.

         17. Cessation of Program Distribution. If DIRECTV in good faith reasonably believes that DIRECTV's provision of any of the programming on the Services either violates any Law or could be found by a court or administrative agency to violate any Law (a "Law Violation" or "Potential Law Violation") or reasonably believes in good faith at any time that any of the programming on the Services is adversely affecting the corporate image that DIRECTV desires to maintain at such time (an "Image Problem") then, notwithstanding anything to the contrary in this Agreement, (i) immediately following written notice to Programmer in the case of a Law Violation or Potential Law Violation, or (ii) no sooner than [***] following written notice to Programmer in the case of an Image Problem (if DIRECTV elects to terminate this Agreement as provided in this Section 17): DIRECTV may terminate this Agreement, or DIRECTV may cease distributing the offending programming or the Services (in any portion of the

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



Territory, or the entire Territory, as DIRECTV shall determine in its sole discretion based on the genesis of the Law Violation; Potential Law Violation or Image Problem) until DIRECTV determines in DIRECTV's sole discretion that there will be no Image Problem because the Service programming at that subsequent time is consistent with the corporate image that DIRECTV then desires to maintain or DIRECTV reasonably determines that a Law Violation or Potential Law Violation will not again occur. Consistent with the foregoing, and without limiting DIRECTV's rights hereunder, the parties understand and acknowledge that in the event that a Service contains [***] Programming (and only as such is permitted in strict accordance with the terms hereof), [***].

         18. Survival of Representations and Warranties. All representations and warranties contained herein or made by the parties, and each of them, in connection herewith shall survive any independent investigation made by either party.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



         19. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all such counterparts together shall constitute but one and the same instrument. The parties also agree that this Agreement shall be binding upon the faxing by each party of a signed signature page thereof to the other party. If such a faxing occurs, the parties agree that they will each also immediately post, by Federal Express, a fully executed original counterpart of the Agreement to the other party.


         IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                        DIRECTV, INC.


                        By:     /s/ Toby Berlin
                                -----------------------------------------------
                                Name: Toby Berlin
                                Title: Vice President, Programming Acquisitions
                                Date: 9/27/2007


                        COLORADO SATELLITE BROADCASTING, INC.


                        By:     /s/ Ken Boenish
                                -----------------------------------------------
                                Name: Ken Boenish
                                Title: President
                                Date: 9/28/2007

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



                                    EXHIBIT A

                           DESCRIPTION OF THE SERVICE


The programming content of the Services shall comply strictly with the provisions of this Exhibit A and the attached Schedule 1. In addition to the definition set forth in Section 1.2.1 of the Agreement, the Services shall adhere to the industry's strictest set of standards and practices (the "Industry's Standards and Practices") for adult programming, which will not be circumvented, and shall comply with the following standards and practices (the "Standards and Practices") (which shall control if they conflict with the Industry's Standards and Practices) (any act or portrayal which is prohibited below or which the Industry's Standards and Practices prohibit to be presented in audiovisual material shall be deemed a "Prohibited Act").

The Services shall offer tasteful [***] adult programming (feature films and interstitials) substantially the same in content, quality and production values as appears on the Services on the date hereof. It is understood and acknowledged by Programmer that the Services may contain acts of the type listed on Schedule I to this Exhibit A under the heading [***] Subject to the restrictions set forth herein, the Services' programming shall consist primarily of [***] activity between consenting adults, including [***] activity.

None of the programming or promotional materials of the Services shall condone or present [***] in any form, nor contain any activity which equates [***] with [***]. Additionally, under no circumstances shall any programming on the Services contain any scenes of [***].

[***] and [***] situations may be presented on the Services as a matter of course; however, except as expressly authorized hereunder, there shall be no depiction of any [***] acts in the [***] of Schedule I hereof except such acts as are also included in the [***].

The Services may include [***]; however, the Services shall not include descriptive dialogue that is [***].

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.





                             SCHEDULE I TO EXHIBIT A

                              PROGRAMMING STANDARDS

                [Programming Standards Rating Schedule Omitted.]


                                      [***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.





                                    EXHIBIT B

                             PROGRAMMER'S RATE CARD


     1. DIRECTV shall pay a "License Fee" for the Services equal to a percentage of [***] generated from pay-per-view purchases of the Services as follows:

                 [Method for calculating License Fee redacted.]

                                      [***]

              For purposes of the above calculation, total [***] for each respective Service for each contract [***] shall include (i) all [***] in connection with any stand alone PPV Offering of such Service, (ii) all [***] (as defined below) in connection with the inclusion of such Service within a [***] and (iii) [***] of any [***] (as defined below). [***] per Service shall be equal to [***], where [***], [***] = the total number of all [***] offered in the [***] and [***] of the [***]. [***] shall mean all [***]
              received in connection with the Master Pay-Per-View License Agreement entered into as of December 21, 1998 between DIRECTV and MRG Entertainment (as the term [***] is defined in such Master Pay-Per-View License Agreement).

              [***]

              For carriage of the Services within a [***], DIRECTV shall pay Programmer an amount determined in accordance with Paragraph 4 below.

              Notwithstanding the foregoing, DIRECTV shall have the right to include the Services within its [***] programming package currently branded as the [***], and DIRECTV shall not be obligated to pay any License Fee to Programmer for the distribution of such package [***]. In the event that DIRECTV obtains [***]to the [***], DIRECTV and Programmer will negotiate in good faith a reasonable monthly license fee to be paid [***].

     2. For purposes of this Agreement, [***] are defined as (A) the [***] actually [***] by DIRECTV from Subscribers for the right to receive and view the Services, after deduction of (B) (i) [***] or other similar fees or charges (other than [***]) relating to the distribution of such Services hereunder, (ii) [***] (as defined below), (iii) any [***] made for [***] programming other than such Services or any general [***], or other [***] made to DIRECTV

              Subscribers on a [***] basis, and (iv) [***] in the amount of [***] of [***]. Upon [***] written request, but in no event more than [***] during any contract [***], [***] shall provide [***] applied in the [***] in a form and in such detail as may be [***]. For purposes of this Agreement, a [***] shall mean DIRECTV's [***] or [***] to any Subscriber all or any portion of a [***] by a Subscriber in connection with the Services as a direct result of a [***] (e.g., without limitation, in cases where the Services are [***] by the DIRECTV Subscriber).

     3. To the extent that a Subscriber [***] any portion of [***] owed solely in connection with DIRECTV's distribution of the Services as a PPV Offering, then the [***] shall be included in the [***] for the [***] in which such [***] was received.

     4. DIRECTV may, in its sole discretion, elect to offer a packaged [***] offering (or offerings) of adult services in the [***], [***], [***] and/or [***] Programming Standards (the [***]). In each month that DIRECTV offers a [***] including the Services together with another [***] service (or services), DIRECTV shall determine the corresponding License Fee payable to Programmer per each Service by use of the following formula:

              [***]
                  where

                  [***] All [***] to the Programmer in connection with the [***]

                  [***] the [***]

                  [***] the [***] of all programming services offered in the [***]

                  [***] [***] of the [***]

                  [***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.




                                    EXHIBIT C

                              PROGRAMMING SCHEDULE

                                 (see attached)

                [Programming Schedule by Title and Time Omitted]

                                      [***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.



                                    EXHIBIT D

                             DELIVERY SPECIFICATIONS

1. A fully integrated broadcast quality NTSC program feed (in 4:3 aspect ratio) must be delivered to the DIRECTV Broadcast Center. All feeds must be delivered via satellite or fiber optic transmission. All costs associated with delivery to the broadcast center to be borne solely by Provider.

2. Should Programmer elect to deliver via satellite, Programmer must use an encrypted C or Ku-band feed delivered via a geostationary satellite typically used for television program delivery and located in the US domestic arc (defined here to be 70 degrees WL to 139 degrees WL).

3. Should Programmer elect fiber optic delivery to the DIRECTV broadcast centers, Programmer must use dedicated facilities providing [***] end-end connectivity. Programmer to be named customer of record with all associated telecom service providers thereby assuming all operational, troubleshooting and preventative maintenance responsibilities associated with supporting the program feed. DIRECTV may, upon [***], require Programmer (at Programmer's sole expense) to re-terminate a fiber optic feed to an alternate DIRECTV broadcast center or an alternate location within a DIRECTV broadcast center.

4. Programmer must supply [***] sets of such receivers, decoders, codecs, delay units and all other equipment as required to produce both a main and a back-up program feed to the DIRECTV Broadcast Center ([***] sets total). All required equipment must arrive at least [***] prior to start of testing ([***] prior to start of service).

5. The technical quality of all supplied signals must be within applicable RS-250 and SMPTE specifications and must be consistently maintained throughout the testing and on-going operations periods. Video noise must not be apparent when viewed on a broadcast quality television monitor. Audio must be delivered distortion free with at least [***] of headroom. All audio channels must be phase aligned and in lip sync with the video as measured at the output of provider's supplied equipment.

6. Prior to start of testing, Programmer must furnish to DIRECTV complete service specific technical details for the proposed transmission path between Programmer and DIRECTV's broadcast centers. Such information to include all transmission service providers, satellites and coordinates, transponders, encryption methods, fiber circuit numbers, DTMF tone formats, 24x7 telephone contacts and such other information as needed to completely detail the path sufficient to facilitate immediate outage recovery in the event of a loss of continuity.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.




7. Programmer to support a complete end-to-end thread test between the program origination point and DIRECTV's broadcast centers using the actual transmission path, configuration and equipment to be used in on-going operations. Start of testing to begin at least [***] prior to the start of Service. Tests must be encrypted. Programmer to schedule and fully support such additional tests and all other work as required to ensure a successful DIRECTV start of Service.